ASSUMPTION AGREEMENT


      ASSUMPTION AGREEMENT, between Roundtable Partners, L.L.C., a Delaware limited liability company (the "Borrower"), and Knight/Trimark Group, Inc., a Delaware corporation (the "Guarantor").

      Pursuant to Section 5.1 (b) and Section 5.2 (a) of the Loan Agreement, dated as of June 19, 1998 (the "Loan Agreement"), between PaineWebber Capital Inc., a Delaware corporation (the "Lender"), and the Borrower, the Borrower may liquidate or dissolve (the "Liquidation"), so long as the Guarantor has agreed to assume all of the Borrower's obligations under the Loan Agreement and the Note (as defined in the Loan Agreement) and all of the assets of the Borrower are distributed to the Guarantor. The terms defined in the Loan Agreement are used herein as therein defined.

      In order to consummate the Liquidation, the Borrower and the Guarantor hereby agree as follows:

      1. The Borrower hereby transfers and assigns to the Guarantor (and its successors and assigns) all of its obligations under the Loan Agreement and the Note and the Guarantor hereby accepts such assignment and assumes all of the obligations of the Borrower under the Loan Agreement and the Note.

      2.   The Borrower represents and warrants that:

           a) it has all requisite power and authority, corporate or otherwise, and all material governmental authorizations to execute and deliver, and to perform its obligations under, this Assumption Agreement;

           b) the execution, delivery and performance by the Borrower of this Assumption Agreement has been duly authorized by all necessary corporate action on the part of the Borrower, and does not and will not (i) require any consent or approval of the members of the Borrower, (ii) violate any provision of any law (including, without limitation, the Securities Act), rule, regulation (including, without limitation, Regulations T, U and X), order, writ, judgment, injunction, decree, determination or award applicable to the Borrower, (iii) violate the certificate of formation or operating agreement of the Borrower, (iv) result in the breach of, or constitute a default or an event which, with notice or lapse of time or both, would constitute a default under, any indenture, loan or credit agreement or any agreement, lease or instrument to which the Borrower or any of its Significant Subsidiaries is a party or by which it or any of its properties or the properties of any of its Significant Subsidiaries may be bound or affected or (v) result in or require the creation or imposition of any Lien, upon or with respect to any of the properties of the Borrower or any of its Significant Subsidiaries, except in the cases of clauses (ii), (iv) and (v), where such violation, breach, default or Lien could not reasonably be expected to have a Material Adverse Effect; and

           c) that this Assumption Agreement has been duly executed and delivered by the Borrower and will be a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally (whether considered in a proceeding in equity or at law).

      3.   The Guarantor represents and warrants that:

           a) it has all requisite power and authority, corporate or otherwise, and all material governmental authorizations to execute and deliver, and to perform its obligations under, this Assumption Agreement;

           b) the execution, delivery and performance by the Guarantor of this Assumption Agreement has been duly authorized by all necessary corporate action on the part of the Guarantor, and does not and will not (i) require any consent or approval of the stockholders of the Guarantor, (ii) violate any provision of any law (including, without limitation, the Securities
              Act), rule, regulation (including, without limitation, Regulations T, U and X), order, writ, judgment , injunction, decree, determination or award applicable to the Guarantor,
              (iii) violate the certificate of incorporation or by-laws of the Guarantor, (iv) result in the breach of, or constitute a default or an event which, with notice or lapse of time or both, would constitute a default under, any indenture, loan or credit agreement or any agreement, lease or instrument to which the Guarantor or any of its Significant Subsidiaries is a party or by which it or any of its properties or the properties of any of its Significant Subsidiaries may be bound or affected or (v) result in or require the creation or imposition of any Lien, upon or with respect to any of the properties of the Guarantor or any of its Significant Subsidiaries, except in the cases of clauses (ii), (iv) and
              (v), where such violation, breach, default or Lien could not reasonably be expected to have a Material Adverse Effect; and

           c) that this Assumption Agreement has been duly executed and delivered by the Guarantor and will be a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally (whether considered in a proceeding in equity or at law).

      4. The covenants and agreements set forth herein shall be binding upon, and shall inure to the benefit of, the respective successors and assigns of the Borrower and the Guarantor.

      5. The Lender shall be a third-party beneficiary to this Assumption Agreement and shall be entitled to enforce the provisions hereof.

      6. This Assumption Agreement may not be modified, changed or supplemented, nor may any obligations hereunder be deemed waived, except (i) by written instrument signed by the party to be charged and (ii) with the written consent of the Lender.

      7. This Assumption Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws principles.

      8. (A) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK, NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS ASSUMPTION AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH NEW YORK STATE COURT OR TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

           (B) EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OR ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS ASSUMPTION AGREEMENT IN ANY NEW YORK STATE OR FEDERAL COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

        9. EACH OF THE BORROWER AND THE GUARANTOR HEREBY IRREVOCABLY
           WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS ASSUMPTION AGREEMENT OR THE ACTIONS OF EACH PARTY HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.



           IN WITNESS WHEREOF, each of the parties has caused this Assumption Agreement to be duly executed and delivered as of July 31, 1998.

                                      ROUNTABLE PARTNERS, L.L.C.


                                      By: /s/ Kenneth Pasternak
                                          _______________________
                                          Kenneth Pasternak
                                          President


                                      KNIGHT/TRIMARK GROUP, INC.


                                      By: /s/ Walter Raquet
                                          _______________________
                                          Walter Raquet
                                          Executive Vice President